Exhibit 4.4

EXECUTION VERSION

THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

among

AZUL S.A.

And

THE SHAREHOLDERS NAMED HEREIN

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14.13	BUSINESS DAYS	23
14.14	ELECTRONIC EXECUTION	23
14.15	CAPTIONS	23

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THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Third Amended and Restated Registration Rights Agreement dated as of December 23, 2013 (this “Agreement”) is by and among Azul S.A., a Brazilian corporation (sociedade anônima) (the “Company”), and each of the Company’s shareholders identified on a signature page hereto (collectively, the “Shareholders”). Capitalized terms used but not defined elsewhere herein have the meanings assigned to them in Section 1.1.

WHEREAS, the Class A Shareholders (as defined below) have entered into a Second Amended and Restated Registration Rights Agreement dated as of August 28, 2009 under which they were granted registration rights in connection with their preferred shares of the Company (the “Second Amended and Restated Registration Rights Agreement”).

WHEREAS, the Company and the Class B Shareholders desire to complete a private placement of Class B Preferred Shares (as defined below) and Warrants (as defined below) to the Class B Shareholders on the date hereof, in a transaction (i) not involving a public offering in the United States, under Section 4(a)(2) of the United States Securities Act of 1933, as amended (the “Securities Act”), and (ii) not involving a public offering in Brazil, under Brazilian Federal Law No. 6,385 and Rule (“Instrução”) No. 400, issued by the Brazilian Securities Commission (Comissão de Valores Mobiliários) on December 29, 2003, as amended (the “Private Placement”).

WHEREAS, the Class B Shareholders have the right under the By-laws (as defined below) to convert their Class B Preferred Shares into Class A Preferred Shares (or such other class of preferred shares of the Company into which the Class A Preferred Shares may be converted or reclassified and that will be subject to a Qualified IPO (as defined below)).

WHEREAS, upon the consummation of a Qualified IPO the Class B Shareholders Agreement (as defined below) together with each other shareholders or similar agreement among the Company and the holders of its preferred securities, other than this Agreement, will terminate.

WHEREAS, the Class B Shareholders are entitled to the benefits of this Agreement only with respect to the Class A Preferred Shares received by them upon conversion of their Class B Preferred Shares pursuant to the By-laws and upon exercise of any Warrant.

WHEREAS, the Company and the Shareholders deem it to be in their respective best interests to amend and restate the Second Amended and Restated Registration Rights Agreement in order to set forth the rights of the Shareholders in connection with public offerings and sales of the New Preferred Shares (as defined below) and the New Preferred Shares are the only shares of the Company’s capital stock subject to this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Section 1. DEFINED TERMS; RULES OF CONSTRUCTION

1.1 DEFINED TERMS. Capitalized terms used and not otherwise defined in this Agreement have the meanings ascribed to them below:

“ADS” means an American Depositary Share, which shall be evidenced by an American Depositary Receipt.

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly through one or more intermediaries, of the ownership of more than 50% of the voting stock of a Person, or the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

“Agreement” has the meaning set forth in the preamble hereof.

“Business Day” means any day that is not a Saturday, Sunday, legal holiday or other day on which banks are authorized or required to be closed in New York, NY, USA, São Paulo, SP, Brazil or Barueri, SP, Brazil.

“By-laws” means the Company’s by-laws to be approved at a general shareholders’ meeting in the form attached as Exhibit A to the Subscription Agreement (as defined below).

“Class A Preferred Shares” (i) those certain shares of the class of preferred stock of the Company existing before the date of this Agreement, as set forth on Schedule II to the Subscription Agreement; (ii) those certain shares, if any, into which the Class B Preferred Shares (as defined below) may hereafter mandatorily convert pursuant to the By-laws and in accordance with the terms and conditions of the Subscription Agreement (as defined below); and (iii) those certain shares of the class of preferred stock of the Company resulting from the exercise of any Warrant.

“Class A Shareholders” means the holders of Class A Preferred Shares identified on the signature pages hereto.

“Class B Preferred Shares” means newly issued shares of the class of preferred stock of the Company that are being issued, subscribed and paid-in under the Subscription Agreement dated as of the date hereof in connection with the Private Placement and that are automatically and mandatorily convertible into Class A Preferred Shares.

“Class B Shareholders” means the holders of Class B Preferred Shares identified on the signature pages hereto.

“Class B Shareholders Agreement” means the Class B Shareholders Agreement dated as of the date of this Agreement among the Company, the Class A Shareholders, the Class B Shareholders and the Common Shareholders (as defined therein).

“Company” has the meaning set forth in the preamble hereof.

“Delay/Suspension Period” has the meaning set forth in Section 10 hereof.

“Demand Notice” has the meaning set forth in Section 2(a) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Form F-3” means such form under the Securities Act as in effect on the date of this Agreement or any successor registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC in a similar or comparable manner.

“Form S-3” means such form under the Securities Act as in effect on the date of this Agreement or any successor registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC in a similar or comparable manner.

“F-3/S-3 Notice” has the meaning set forth in Section 3(a) hereof.

“Governmental Authority” means any United States, Brazilian or other government or political subdivision or quasi-governmental authority thereof, whether on a federal, national, state, provincial, municipal or local level and whether executive, legislative or judicial in nature, including any agency, entity, body, authority, board, bureau, commission, court, tribunal, department, commission or other instrumentality thereof and, if relevant or appropriate, in any other country or other jurisdiction.

“Majority of Shareholders” means those Shareholders who hold in the aggregate in excess of 50% of the New Preferred Shares held by all of the Shareholders.

“Material Transaction” means any material transaction in which the Company or any of its subsidiaries proposes to engage or is engaged, including a material purchase or sale of assets or securities, financing, merger, consolidation, tender offer or any other material transaction that would require disclosure pursuant to the Exchange Act, and with respect to which the board of directors of the Company reasonably has determined in good faith that compliance with this Agreement may reasonably be expected to either materially interfere with the Company’s or such subsidiary’s ability to consummate such transaction in a timely fashion or require the Company to disclose material, non-public information prior to such time as it would otherwise be required to be disclosed.

“New Preferred Shares” means the Company’s Class A Preferred Shares held by the Class A Shareholders, the newly issued Class A Preferred Shares into which the Class B Preferred Shares held by the Class B Shareholders will be automatically converted in the event of a Qualified IPO, and the newly issued Class A Preferred Shares resulting from the exercise of any Warrant by the Class B Shareholders.

“Other Shares” means with respect to a particular registration statement, any of the preferred shares that are to be included in such registration statement that are not Primary Shares or Registrable Shares.

“Person” shall be construed as broadly as possible and shall include an individual, a partnership (including a limited liability partnership), a corporation (including, without limitation, a sociedade anônima), an association, a fund, a joint stock company, a limited liability company, a trust, a joint venture, a firm, an unincorporated association, a Governmental Authority or any other entity.

“Primary Shares” means, with respect to a particular registration statement, any of the preferred shares to be issued by the Company in a registered offering pursuant to such registration statement.

“Private Placement” has the meaning set forth in the preamble hereof.

“Prospectus” means the prospectus included in a Registration Statement filed with the SEC, including any prospectus subject to completion, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

“Qualified IPO” means a firm commitment underwritten initial public offering of preferred shares or ADSs representing preferred shares or any other equity interests of the Company under the Brazilian Federal Law No. 6,385/76 and under Securities Act, lead-managed by an underwriter of international standing, for listing on the BM&FBOVESPA and/or on The New York Stock Exchange.

“Registrable Shares” means, at any time, and with respect to any Shareholder, the New Preferred Shares held by such Shareholder; provided, however, that such New Preferred Shares shall cease to be Registrable Shares: (a) when ADSs representing such Registrable Shares have been registered under the Securities Act, the Registration Statement in connection therewith has been declared effective and the Registrable Shares have been disposed of pursuant to and in the manner described in such effective Registration Statement; (b) when such Registrable Shares are no longer owned by such Shareholder or the transferee of all the Registrable Shares owned by such Shareholder; or (c) three years after the date on which such Shareholder may first sell such Registrable Shares under Rule 144 (but not Rule 144A) without any volume limitations.

“Registration Date” means the date the first registration statement pursuant to which the Company shall have initially registered preferred shares or ADSs representing preferred shares or any other equity interests of the Company under the Securities Act for sale to the public shall have been declared effective.

“Registration Statement” means any registration statement of the Company that registers any of the Registrable Shares or ADSs representing such Registrable Shares for resale under the Securities Act, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Restricted Period” has the meaning set forth in Section 5.1 hereof.

“Rule 144” means Rule 144 promulgated under the Securities Act or any successor rule thereto.

“SEC” means the United States Securities and Exchange Commission.

“Second Amended and Restated Registration Rights Agreement” has the meaning set forth in the preamble hereof.

“Securities Act” has the meaning set forth in the preamble hereof.

“Shareholders” has the meaning set forth in the preamble hereof.

“Shareholders’ Counsel” has the meaning set forth in Section 6(a)(ii) hereof.

“Subscription Agreement” means the Subscription Agreement dated as of the date of this Agreement among the Company and the Class B Shareholders.

“Transaction Documents” means this Agreement and the other agreements, instruments and documents contemplated hereby and thereby, including each exhibit hereto and thereto.

“US$” means the lawful currency of the United States of America.

“Warrant” means each warrant issued to the Class B Shareholders in the Private Placement representing the right to receive a number of Class A Preferred Shares.

1.2 RULES OF CONSTRUCTION. The term “this Agreement” means this registration rights agreement together with all schedules and exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. The use in this Agreement of the term “including” means “including, without limitation.” The words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole, including the schedules and exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to sections, schedules and exhibits mean the sections of this Agreement and the schedules and exhibits attached to this Agreement, except where otherwise stated. The title of and the section and paragraph headings in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Agreement. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. Unless expressly provided otherwise, the measure of a period of one month or year for purposes of this Agreement shall be that date of the following month or year corresponding to the starting date, provided that if no corresponding date exists, the measure shall be that date of the following month or year corresponding to the next day following the starting date. For example, one month following February 18 is March 18, and one month following March 31 is May 1.

Section 2. DEMAND REGISTRATION.

(a) At any time after the six month anniversary of the Registration Date: (i) Shareholders owning a majority of the then outstanding Registrable Shares may on two occasions give the Company written notice (a “Demand Notice”) requiring the Company to file a Registration Statement covering the sale or distribution of, at such Shareholders’ option, either (x) ADSs representing the Registrable Shares owned by such Shareholders, or (y) in the event that the Company shall have previously registered under the Securities Act the sale to the public of preferred shares, the Registrable Shares owned by such Shareholders, in either case, that are identified in the Demand Notice in accordance with any reasonable and lawful method of distribution selected by them; and (ii) the Company shall within 10 days after receipt of such Demand Notice give written notice to the other Shareholders of their right to include in such Registration Statement any Registrable Shares owned by them (or ADSs representing any Registrable Shares owned by them, as applicable) that such Shareholders shall request the Company to include therein by written notice given to the Company no more than 20 days after receipt of such notice from the Company. The Company shall thereafter use its commercially reasonable efforts to effect the registration of the Registrable Shares (and/or ADSs representing any Registrable Shares owned by them, as applicable) identified by the Shareholders in the preceding clauses (i) and (ii) as soon as practicable, but in any event within 90 days from receipt of the Demand Notice. If the method of distributing the offering is an underwritten public offering, the Company may designate the managing underwriter for such offering, subject to the approval of the Shareholders holding a majority of the Registrable Shares included referred to in the Demand Notice (such approval not to be unreasonably withheld).

(b) The Company shall not be obligated to use its commercially reasonable efforts to file and cause to become effective: (i) more than two Registration Statements initiated pursuant to Section 2(a); or (ii) any Registration Statement pursuant to Section 2(a) during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which New Preferred Shares or ADSs representing New Preferred Shares are to be or were sold under the Securities Act (A) has been filed and not withdrawn or has been declared effective within the prior 180 days and (B) in connection with any such registration statement that has not been declared effective, the Company is in good faith using commercially reasonable efforts to cause such registration statement to become effective.

(c) With respect to any registration pursuant to Section 2(a), the Company may include in such registration any Primary Shares or Other Shares (or any ADSs representing Primary Shares or Other Shares); provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares, Primary Shares and Other Shares (and/or ADSs representing all Registrable Shares, Primary Shares and Other Shares) proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such securities, then the number of Registrable Shares, Primary Shares and Other Shares (and/or ADSs representing Registrable Shares, Primary Shares and Other Shares) proposed to be included in such registration shall be included in the following order:

(i) first, the Registrable Shares (and/or ADSs representing Registrable Shares, as applicable) held by the Shareholders requesting that their Registrable Shares (or ADSs representing Registrable Shares, as applicable) be included in such registration pursuant to Section 2(a), pro rata based upon the number of Registrable Shares (or ADSs representing Registrable Shares, as applicable) owned by each such Shareholder at the time of such registration; provided, however, that the number of Registrable Shares (or ADSs representing Registrable Shares) held by the Shareholders to be included in such underwriting shall not be reduced unless all Primary Shares and Other Shares (and/or ADSs representing Primary Shares and Other Shares, as applicable) are first entirely excluded from the underwriting;

(ii) second, the Primary Shares; and

(iii) third, the Other Shares;

provided, however, that, a registration shall not be counted as “effected” for the purposes of this Section 2 and shall not count as a registration initiated pursuant to this Section 2 for purposes of Section 2(b)(i) above, if, as a result of an exercise of the underwriter’s cutback provisions in this clause (c), fewer than one-half of the total number of Registrable Shares or ADSs representing Registrable Shares, as applicable, that the Shareholders have requested to be included in such registration statement are actually included.

(d) A requested registration under this Section 2 may be rescinded prior to such registration being declared effective by the SEC by written notice to the Company from those Shareholders who initiated the request; provided, however, that such rescinded registration shall not count as a registration initiated pursuant to this Section 2 for purposes of Section 2(b)(i) above if the Company shall have been reimbursed (pro rata by the Shareholders requesting registration or in such other proportion as they may agree) for all reasonable and documented out-of-pocket expenses incurred by the Company in connection with such rescinded registration; provided, further, however, that if, at the time of such rescission, the Shareholders who initiated the request shall have learned of an event that is, or is reasonably likely to result in, a material adverse change in the Company’s business, financial condition or results of operations from that known to such Shareholders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Shareholders shall not be required to reimburse the Company for any out-of-pocket expenses incurred by the Company in connection with such rescinded registration and such rescinded registration shall not count as a registration initiated pursuant to this Section 2 for purposes of clause (i) of subsection (b).

Section 3. REGISTRATIONS ON FORM F-3 OR FORM S-3.

(a) Subject to Section 3(c), at such time as the Company shall have qualified for the use of Form F-3 or Form S-3 promulgated under the Securities Act or any successor form thereto: (i) Shareholders owning at least 35% of the then outstanding Registrable Shares may from time to time give the Company written notice (an “F-3/S-3 Notice”) requiring the Company to file a Registration Statement on Forms F-3 or Form S-3 covering the sale or distribution of, at such Shareholders’ option, either (x) ADSs representing the Registrable Shares owned by such

Shareholders, or (y) in the event that the Company shall have previously registered under the Securities Act the sale to the public of any New Preferred Shares, the Registrable Shares owned by such Shareholders, in either case that are identified in the F-3/S-3 Notice in accordance with any reasonable and lawful method of distribution selected by them (other than an underwritten or similar offering); and (ii) the Company shall within 10 days after receipt of such F-3/S-3 Notice give written notice to the other Shareholders of their right to include in such Registration Statement any Registrable Shares (or ADSs representing any Registrable Shares) owned by them that such Shareholders shall request the Company to include therein by written notice given to the Company no more than 20 days after receipt of such notice from the Company. The Company shall thereafter use its commercially reasonable efforts to effect the registration of such Registrable Shares (and/or ADSs representing such Registrable Shares) identified by the Shareholders in the preceding clauses (i) and (ii) as soon as practicable but in any event within 60 days from receipt of the F-3/S-3 Notice.

(b) The Company shall be obligated to use its commercially reasonable efforts to effect pursuant to Section 3(a) any registration under the Securities Act except that the Company shall not be obligated to effect any such registration initiated pursuant to Section 3(a) if: (i) the Company shall reasonably conclude that the anticipated gross offering price of all Registrable Shares (and/or ADSs representing all Registrable Shares) to be included therein would be less than US$25,000,000; (ii) such registration is requested within six months after a registered offering of the Company under the Securities Act in which any of the Shareholders were given the opportunity to participate and all of the Shareholders that shall have elected to participate in such registered offering were permitted to include, without cutback, more than 50% of the Registrable Shares so elected to be included therein by such Shareholders; or (iii) the Company shall have effected one or more Registration Statements on Form S-3 pursuant to this Section 3 during the preceding six-month period.

(c) A requested registration under this Section 3 may be rescinded prior to such registration being declared effective by the SEC by written notice to the Company from those Shareholders who initiated the request; provided, however, that such rescinded registration shall not count as a registration initiated pursuant to this Section 3 for purposes of subclause (A) of clause (i) of subsection (b) above if the Company shall have been reimbursed (pro rata by the Shareholders requesting registration or in such other proportion as they may agree) for all reasonable and documented out-of-pocket expenses incurred by the Company in connection with such rescinded registration; provided, further, however, that if, at the time of such rescission, the Shareholders who initiated the request shall have learned of of an event that is, or is reasonably likely to result in, a material adverse change in the Company’s business, financial condition or results of operations from that known to such Shareholders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Shareholders shall not be required to reimburse the Company for any out-of-pocket expenses incurred by the Company in connection with such rescinded registration and such rescinded registration shall not count as a registration initiated pursuant to this Section 3 for purposes of subsection (a).

Section 4. PIGGYBACK REGISTRATION. If the Company at any time proposes, for any reason, to register any Primary Shares or Other Shares (or ADSs representing Primary Shares or

Other Shares) under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to each Shareholder of its intention so to register such Primary Shares or Other Shares (or such ADSs) and, upon the written request, given within 20 days after delivery of any such notice by the Company, of any such Shareholder to include in such registration Registrable Shares (and/or ADSs representing such Registrable Shares) owned by such Shareholder (which request shall specify the number of the Registrable Shares (and/or ADSs) proposed to be included in such registration), the Company shall use its commercially reasonable efforts to cause all such Registrable Shares (and ADSs) to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if such registration is an underwritten offering and the managing underwriter advises the Company that the inclusion of all Primary Shares, Registrable Shares and Other Shares (or ADSs representing such Primary Shares, Registrable Shares and Other Shares) proposed to be included in such registration would interfere with the successful marketing (including pricing) of the preferred shares (and/or ADSs representing such preferred shares) proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares and Other Shares (and ADSs representing the foregoing) proposed to be included in such registration shall be included in the following order:

(a) first, Primary Shares (or ADSs representing Primary Shares);

(b) second, Registrable Shares (or ADSs representing Registrable Shares) held by the Shareholders requesting that Registrable Shares (or ADSs representing Registrable Shares) be included in such registration, pro rata based upon the number of Registrable Shares owned by each such Shareholder at the time of such registration; and

(c) third, Other Shares (or ADSs representing such Other Shares) held by shareholders requesting that Other Shares (or ADSs representing such Other Shares) be included in such registration, pro rata based on the number of Other Shares owned by each such shareholder at the time of such registration of Other Shares (or among such shareholders in such other proportion as they shall otherwise agree).

Section 5. HOLDBACK AGREEMENT; COORDINATED TRANSFERS.

5.1 HOLDBACK. If the Company at any time shall register New Preferred Shares and/or ADSs representing New Preferred Shares under the Securities Act in an underwritten offering, the Shareholders shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Registrable Shares (other than those Registrable Shares included in such registration pursuant to Sections 2, 3 or 4) without the prior written consent of the managing underwriters of such offering for a period (the “Restricted Period”) as shall be determined by the managing underwriters, which period cannot begin more than 7 days prior to the effectiveness of such registration and cannot last more than 90 days (180 days in the case of the Company’s Qualified IPO) after the effective date of such registration; provided, however, that the foregoing restrictions shall not apply with respect to any Shareholder, (x) in the event the managing underwriters in such offering shall agree, any shares of the capital stock of the Company purchased or otherwise acquired by such Shareholder in the open market following the initial public offering of the Company and (y) other than in the Company’s Qualified IPO, any registration in which, as a result of the underwriter cutback provisions of Section 2 and 4, such Shareholder was either excluded from the registration entirely or was only permitted to include in such registration less than 25% of the Registrable Shares or less than 25% of the ADSs representing such Registrable Shares, as applicable, requested by such Shareholder to be included therein. The foregoing provisions of this Section 5 shall only be applicable to the Shareholders if all officers, directors and selling shareholders of the Company enter into similar agreements. Neither the Company nor the underwriters in respect of such underwritten offering shall grant any discretionary waiver or termination of the restrictions of any or all of such agreements unless such waiver or termination shall apply, on a pro rata basis, to the New Preferred Shares held by the Shareholders.

5.2 SALES IN CERTAIN UNDERWRITTEN OFFERINGS. If at any time during the first year after expiration of the Restricted Period following the Company’s Qualified IPO any Shareholder shall sell any Registrable Shares (or ADSs representing Registrable Shares, as applicable) in any registered underwritten offering under the Securities Act, then the Shareholders shall each have a right to sell Registrable Shares (or ADSs representing Registrable Shares, as applicable) in such underwritten transaction in the same proportion as the number of Registrable Shares then owned by such Shareholder bears to the number of Registrable Shares then owned by all of Shareholders who desire to participate in such underwritten transaction (or in such other proportion as they shall otherwise agree).

Section 6. PREPARATION AND FILING.

(a) If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its commercially reasonable efforts to effect the registration of Registrable Shares or ADSs representing any Registrable Shares, the Company shall, as expeditiously as practicable:

(i) prepare and file with the SEC a Registration Statement that registers such Registrable Shares or ADSs representing such Registrable Shares and use its commercially reasonable efforts to cause such Registration Statement (or any post-effective amendment thereto) to become effective as promptly as practicable, and remain effective for a period of 120 days or until the distribution contemplated in such Registration Statement of all of such Registrable Shares (or such ADSs) have been completed (if earlier); provided, however, that: (A) such 120 day period shall be extended for a period of time equal to the period a Shareholder refrains, at the request of an underwriter of the Company, from selling any securities included in such registration; and (B) in the case of any registration of Registrable Shares or ADSs representing Registrable Shares on Form F-3 or Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such 120 day period shall be extended for up to 180 days, if necessary, to keep the registration statement effective until all such Registrable Shares are sold;

(ii) furnish, at least three Business Days before filing, final drafts of a Registration Statement that registers Registrable Shares (or ADSs representing such

Registrable Shares), a Prospectus relating thereto and any amendments or supplements relating to such Registration Statement or Prospectus, to one counsel selected by a Majority of Shareholders (the “Shareholders’ Counsel”) copies of all such documents proposed to be filed (it being understood that such three Business Day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances), and not file any Registration Statement or amendment or supplement thereto that contains information relating to an Investor in a form to which such Investor reasonably objects in writing by the end of such period;

(iii) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the lesser of the period required pursuant to clause (i) of this subsection (a) or until all of the Registrable Shares (or ADSs representing such Registrable Shares) have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares (or such ADSs);

(iv) notify the Shareholders’ Counsel promptly in writing (A) of any comments by the SEC with respect to such Registration Statement or Prospectus, or any request by the SEC for the amending or supplementing thereof or for additional information with respect thereto, (B) of the effectiveness of such Registration Statement or Prospectus or any amendment or supplement thereto and the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or Prospectus or any amendment or supplement thereto or the initiation of any proceedings for that purpose and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares (or ADSs representing such Registrable Shares) for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

(v) use its commercially reasonable efforts to register or qualify, or obtain exemption from the registration or qualification requirements for, Registrable Shares (or ADSs representing such Registrable Shares) under such other securities or blue sky laws of such jurisdictions as any seller of the Registrable Shares (or ADSs representing such Registrable Shares) reasonably requests and take any and all other measures and do all other things which may be reasonably necessary or advisable to enable such seller of the Registrable Shares (or ADSs representing Registrable Shares) to consummate the disposition thereof in such jurisdictions; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this clause (v);

(vi) use its commercially reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Shares (or ADSs representing

Registrable Shares) for sale in any jurisdiction and, if such an order or suspension is issued, use its commercially reasonable best efforts to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Shareholders of the issuance of any such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose;

(vii) furnish without charge to each seller of the Registrable Shares (or ADSs representing such Registrable Shares) such number of copies of a summary Prospectus or other Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of the Registrable Shares (or ADSs representing Registrable Shares) may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares (or ADSs representing such Registrable Shares);

(viii) notify on a timely basis each seller of the Registrable Shares (or ADSs representing such Registrable Shares) at any time when a Prospectus relating to the Registrable Shares (or ADSs representing such Registrable Shares) is required to be delivered under the Securities Act within the appropriate period mentioned in clause (i) of this subsection (a) of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, promptly prepare and file a supplement or amendment to such Prospectus as may be necessary so that, as supplemented or amended, such Prospectus shall cease to include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made;

(ix) make available for inspection by any seller of the Registrable Shares (or ADSs representing such Registrable Shares), any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other representative retained by any such seller or underwriter, all pertinent financial, business and other records and documents as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or other representative in connection with such Registration Statement; provided, however, that the obligation of the Company to make such records and information available to any such seller or underwriter or any attorneys, accountants or other representatives of any such seller or underwriter shall be subject to the receipt by the Company of a confidentiality agreement from such seller or underwriter, as the case may be, in form and substance reasonably satisfactory to the Company;

(x) use its commercially reasonable efforts to obtain from its independent certified public accountants a “comfort” letter in customary form and covering such matters of the type customarily covered by comfort letters;

(xi) use its commercially reasonable efforts to obtain, from its counsel, an opinion or opinions in customary form;

(xii) obtain the approval of all Governmental Authorities and self-regulatory bodies as may be necessary to effect the registration of the Registrable Shares and consummate the disposition of such Registrable Securities pursuant to the Registration Statement;

(xiii) provide a transfer agent and registrar for all Registrable Shares or ADSs representing such Registrable Shares registered pursuant to this Agreement and request the registrar to provide a CUSIP number for all such Registrable Shares or ADSs representing such Registrable Shares, in each case not later than the effective date of such registration;

(xiv) list the Registrable Shares (or ADSs representing such Registrable Shares) on any United States national securities exchange on which any New Preferred Shares or ADSs representing New Preferred Shares are listed;

(xv) notify each Shareholder, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

(xvi) after such Registration Statement becomes effective, notify each Shareholder of any request by the SEC that the Company amend or supplement such registration statement or prospectus; and

(xvii) otherwise use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Shares (or ADSs representing such Registrable Shares) contemplated hereby.

(b) Each holder of Registrable Shares that sells Registrable Shares (or ADSs representing the Registrable Shares) pursuant to a registration under this Agreement agrees that during such time as such seller may be engaged in a distribution of the Registrable Shares (or such ADSs), such seller shall comply with Regulation M promulgated under the Exchange Act and pursuant thereto it shall, among other things: (i) distribute the Registrable Shares (or ADSs representing the Registrable Shares) under the Registration Statement solely in the manner described in the Registration Statement covering such Registrable Shares (or ADSs); and (ii) cease distribution of the Registrable Shares (or ADSs representing such Registrable Shares) pursuant to such Registration Statement upon receipt of written notice from the Company that the Prospectus covering the Registrable Shares (or ADSs representing the Registrable Shares) contains any untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein not misleading.

Section 7. EXPENSES. All expenses incurred by the Company in complying with Section 6, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company’s counsel and accountants and fees, shall be paid by the Company. All expenses incurred by any Shareholder in connection with any sale of Registrable Shares (or ADSs representing Registrable Shares) under this Agreement, including, without limitation, such Shareholder’s pro rata share of all fees and expenses of Shareholders’ Counsel and the out-of-pocket expenses incurred by the Company for which the Shareholders are responsible, if any, pursuant to Sections 2(d) and 3(c), shall be paid by such Shareholder, except that the Company shall pay up to US$35,000 of the reasonable fees and expenses of Shareholders’ Counsel in three offerings pursuant to Section 2, 3 or 4.

Section 8. INDEMNIFICATION.

(a) In connection with any registration of Registrable Shares (or ADSs representing any Registrable Shares) under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the seller of such Registrable Shares (or ADSs), and each other Person, if any, who controls such seller and each officer, director, partner and member of any of the foregoing Persons, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement under which Registrable Shares (or ADSs representing such Registrable Shares) were registered, any preliminary Prospectus or final Prospectus contained therein, any amendment or supplement thereto, any free writing prospectus or any document incident to registration or qualification of Registrable Shares (or ADSs representing any Registrable Shares), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws, and the Company shall promptly reimburse such sellers, such controlling Persons and such officers, directors, partners and members for any reasonable legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any such Person to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, preliminary Prospectus, amendment, supplement, free writing prospectus or document incident to registration or qualification of any Registrable Shares (or ADSs representing Registrable Shares) in reliance upon and in conformity with written information furnished to the Company by such Person, or a Person duly acting on its behalf, specifically for use in the preparation thereof; provided further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary Prospectus but eliminated or remedied in the final Prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any indemnified party from whom the Person asserting any loss, claim, damage, liability or expense purchased Registrable Shares (or ADSs representing the Registrable Shares) which are the subject thereof, if a copy of such final Prospectus had been timely made available to such Indemnified Person and such final Prospectus was not delivered to such Person with or prior to the written confirmation of the sale of Registrable Shares (or ADSs representing such Registrable Shares) to such Person.

(b) In connection with any registration of Registrable Shares (or ADSs representing Registrable Shares) under the Securities Act pursuant to this Agreement, each seller of Registrable Shares (or ADSs representing Registrable Shares) shall, severally and not jointly, indemnify and hold harmless the Company, each other seller of Registrable Shares (or ADSs representing Registrable Shares) under such registration, each Person who controls any of the foregoing Persons within the meaning of the Securities Act and each officer, director, partner and member of any of the foregoing Persons, against any losses, claims, damages or liabilities to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement under which Registrable Shares (or ADSs representing such Registrable Shares) were registered, any preliminary Prospectus or final Prospectus contained therein, any amendment or supplement thereto, any free writing prospectus or any document incident to registration or qualification of any Registrable Shares (or ADSs representing Registrable Shares), if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such seller or a Person duly acting on its behalf specifically for use in connection with the preparation of such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares (or ADSs representing Registrable Shares), to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares (or ADSs representing Registrable Shares) effected pursuant to such registration.

(c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 8, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action; provided however, that an indemnified party’s failure to give such notice in a timely manner shall only relieve the indemnification obligations of an indemnifying party to the extent such indemnifying party is prejudiced or harmed by such failure. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party (it is understood and agreed that Shearman & Sterling LLP is reasonably acceptable to the Shareholders provided that a non-waivable conflict shall not then exist with respect to Shearman & Sterling LLP and such indemnified party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party that conflict with those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the reasonably incurred fees and expenses of any one lead counsel (plus one local counsel) retained by the indemnified party in connection with the matters covered by the indemnity agreement provided in this Section 8. If the defense is assumed by the indemnifying party, the indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected by the indemnified party without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such action, claim or proceeding.

(d) If, other than for the reason set forth in the proviso to the first sentence in Section 8(c), the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or liability referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations; provided, however, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Shares (or ADSs representing Registrable Shares), to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares (or ADSs representing Registrable Shares) effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Further, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 9. UNDERWRITING AGREEMENT.

(a) Notwithstanding the provisions of Sections 5, 6 and 8, to the extent that the Shareholders selling Registrable Shares (or ADSs representing Registrable Shares) in a proposed registration shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections of this Agreement (it is understood and agreed that, for purposes of this clause (a), any indemnification provisions in any such underwriting or similar agreement that does not provide for the indemnification by the Company of a seller of Registrable Shares (or ADSs representing Registrable Shares) and other Persons or the indemnification by the seller of Registrable Shares (or ADSs representing

Registrable Shares) of the Company and other Persons shall not supersede Section 8(a) or 8(b) above), the provisions contained in such Sections of this Agreement addressing such issue or issues shall be of no force or effect with respect to such registration, but this provision shall not apply to the Company if the Company is not a party to the underwriting or similar agreement.

(b) If any registration pursuant to Sections 2 or 3 is requested to be an underwritten offering, the Company shall negotiate in good faith to enter into a reasonable and customary underwriting agreement with the underwriters thereof. The Company shall be entitled to receive indemnities from lead institutions, underwriters, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement and to the extent customary given their role in such distribution.

(c) No Shareholder may participate in any registration hereunder that is underwritten unless such Shareholder agrees to (i) sell Registrable Shares (or ADSs representing such Shareholder’s Registrable Shares) proposed to be included therein on the basis provided in any underwriting arrangements acceptable to the Company and the Majority of Shareholders and (ii) as expeditiously as possible, notify the Company of the occurrence of any event concerning such Shareholder as a result of which the Prospectus relating to such registration contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 10. SUSPENSION. Anything contained in this Agreement to the contrary notwithstanding, the Company may by notice in writing to each holder of Registrable Shares (or ADSs representing Registrable Shares) to which a Prospectus relates, delay, for up to 90 days (the “Delay/Suspension Period”), the filing or the effectiveness of any Registration Statement filed (or to be filed) under Section 2, 3 or 4 or require such holder to suspend, for up to the Delay/Suspension Period the use of any Prospectus included in a Registration Statement filed under Sections 2, 3 or 4 if at the time of such delay or suspension: (a) the Company is engaged in, or proposes to engage in, a Material Transaction; or (b) the Company’s board of directors determines that the disclosure required to be included in such Registration Statement could be materially detrimental to the Company or its then current business plans provided, however, that: (x) the Company may not invoke this right more than once in any 12 month period; and (y) the Company shall not register any securities for its own account or that of any other security holder during any such Delay/Suspension Period. The period during which such registration must remain effective shall be extended by a period equal to the Delay/Suspension Period. The Company may (but shall not be obligated to) withdraw the effectiveness of any Registration Statement subject to this provision.

Section 11. INFORMATION BY HOLDER. Each holder of Registrable Shares (or ADSs representing Registrable Shares) to be included in any registration shall furnish to the Company and the managing underwriter such written information regarding such holder and the distribution proposed by such holder as the Company or the managing underwriter may reasonably request in writing at least four Business Days prior to the first anticipated filing date of a Registration

Statement and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement. It is understood and agreed that the obligations of the Company under Sections 2, 3 and 4 with respect to any particular holder are conditioned on the timely provisions of the foregoing information by each such holder and, without limitation of the foregoing, will be conditioned on compliance by each such holder with the following:

(a) each such holder will, and will cause its Affiliates to, cooperate with the Company as reasonably requested by the Company in connection with the preparation of the applicable registration statement, and for so long as the Company is obligated to keep such registration statement effective, such holder will and will cause its Affiliates to, provide to the Company, in writing and in a timely manner, for use in such registration statement (and expressly identified in writing as such), all information reasonably requested by the Company regarding itself and its Affiliates and such other information as may reasonably be requested by the Company or required by applicable law to enable the Company to prepare such registration statement and the related prospectus covering the Registrable Shares (or ADSs representing the Registrable Shares) owned by such holder and to maintain the currency and effectiveness thereof;

(b) each such holder shall, and it shall cause its Affiliates to, supply to the Company, its representatives and agents in a timely manner any information regarding itself and its Affiliates as the Company, its representatives or agents may be reasonably requested to provide in connection with the offering or other distribution of Registrable Shares (or ADSs representing Registrable Shares) by such holder; and

(c) on receipt of written notice from the Company upon the occurrence of any of the events specified in Section 10, or that requires the suspension by such holder and its Affiliates of the distribution of any Registrable Shares (or ADSs representing the Registrable Shares) owned by such holder pursuant to applicable law, then such holder shall, and it shall cause its Affiliates to, cease offering or distributing such Registrable Shares (or ADSs representing the Registrable Shares) owned by such holder until the offering and distribution of Registrable Shares (or ADSs representing the Registrable Shares) owned by such holder may recommence in accordance with the terms hereof and applicable law.

Section 12. RULE 144 REPORTING. From and after the Registration Date or such earlier date as a registration statement filed by the Company pursuant to the Exchange Act relating to any class of the Company’s securities shall have become effective, the Company shall comply with the public information reporting requirements of the SEC that are conditions to the availability of Rule 144 for the sale of Registrable Shares (or ADSs representing the Registrable Shares). The Company shall cooperate with each Shareholder in supplying such information as may be necessary for such Shareholder to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of Rule 144. From and after the Registration Date, the Company shall furnish to any Shareholder, so long as the Shareholder owns any Registrable Shares, forthwith upon request (a) to the extent accurate, a written statement by the Company that it has complied with the “current public information” requirements under clause (c) of Rule 144 (at any time after 90 days after Registration Date); (b) a copy of the most recent annual or quarterly report of the Company and other reports and documents filed by the Company after the date of such annual report; and (c) such other information as may be reasonably requested in availing any Shareholder of any SEC rule or regulation that permits the selling of any such securities without registration under the Securities Act.

Section 13. TERMINATION. This Agreement shall terminate and be of no further force or effect when there shall not be any Registrable Shares; provided however, that Sections 7 and 8 shall survive the termination of this Agreement.

Section 14. MISCELLANEOUS.

14.1 NOTICES. All notices or other communications required or permitted hereunder shall be given in writing and given by certified or registered mail, return receipt requested, nationally recognized overnight delivery service, such as Federal Express, facsimile or e-mail (or like transmission) with confirmation of transmission by the transmitting equipment or personal delivery against receipt to the party to whom it is given, in each case, at such party’s address, facsimile number or e-mail address set forth below or such other address, facsimile number or e-mail address as such party may hereafter specify by notice to the other parties hereto given in accordance herewith. Any such notice or other communication shall be deemed to have been given as of the date so personally delivered or transmitted by facsimile (or, if delivered or transmitted after normal business hours, on the next Business Day) or e-mail or like transmission, on the next Business Day when sent by overnight delivery services or five days after the date so mailed if by certified or registered mail:

if to the Company, to:

Azul S.A. Edifício Jatobá, 8th floor Avenida Marcos Penteado de Ulhôa Rodrigues, 939 Tamboré, Barueri, SP, Brazil 06460-040
Attention:	Renato Covelo
E-mail Address: renato.covelo@voeazul.com.br
Telephone:	+55 11 4134-9882
Facsimile:	+55 11 4134-9890

with a copy to:

Shearman & Sterling LLP 599 Lexington Avenue New York, NY 10022, U.S.A.
Attention:	Stuart K. Fleischmann
E-mail Address: sfleischmann@shearman.com
Telephone:	+1 (212) 848-7527
Facsimile:	+1 (646) 848-7527

and a copy to:

Mattos Filho, Veiga Filho, Marrey Jr. e Quiroga Advogados Alameda Joaquim Eugênio de Lima, 447 São Paulo, SP, Brazil, 01403-001
Attention:	Jean Marcel Arakawa
E-mail Address: jarakawa@mattosfilho.com.br
Telephone:	+55 11 3147-2821
Facsimile:	+55 11 3147-7770

If to a Shareholder, to its address on a signature page hereto or, if none, in the books of the Company.

14.2 ASSIGNMENT. Except as otherwise expressly provided herein, this Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs (in the case of any individual), successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any Shareholder without the prior written consent of the Company; provided, further, however, that, notwithstanding the provisions of the foregoing proviso, to the extent that any Shareholder transfers any securities of the Company to any transferee in a transaction that does not violate the Class B Shareholders Agreement and is otherwise permissible under applicable law, such Shareholder may transfer and assign, without the prior written consent of the Company, any of its rights, interests or obligations hereunder with respect to any such securities hereunder to such transferee. Any purported assignment or delegation in violation of this Agreement shall be null and void ab initio.

14.3 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties and their respective Affiliates with respect to the transactions contemplated hereby and supersedes and cancels all prior written or oral commitments, arrangements or understandings with respect thereto. There are no restrictions, agreements, promises, warranties, covenants or undertakings with respect to the transactions contemplated hereby other than those expressly set forth in this Agreement.

14.4 MODIFICATIONS, AMENDMENTS AND WAIVERS. This Agreement may not be modified or amended except by an instrument or instruments in writing that expressly states that it is modifying or amending this Agreement and that is signed by the Company and the holders of a majority of the New Preferred Shares owned by the Shareholders at the time of such modification or amendment. Any party hereto (or the holders of a majority of the New Preferred Shares then owned by the Shareholders) may, only by an instrument in writing that expressly states that it is waiving compliance with this Agreement, waive compliance by any other party or parties hereto with any term or provision hereof on the part of such other party or parties hereto to be performed or complied with. Notwithstanding the foregoing, the terms and conditions of this Agreement as they apply to any investor in any of the Company’s securities or related parties may not be modified or amended in any manner that is material adverse to such investor without the prior written consent of such investor. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

14.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original, and will become effective when one or more counterparts have been signed by a party and delivered to the other parties. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 14.5, provided that receipt of copies of such counterparts is confirmed.

14.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK THAT APPLY TO CONTRACTS MADE AND PERFORMED ENTIRELY IN SUCH STATE.

14.7 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. Each party to this Agreement, for itself and its Affiliates, hereby irrevocably and unconditionally:

(a) (i) agrees that any suit, action or proceeding instituted against it by any other party with respect to this Agreement may be instituted, and that any suit, action or proceeding by it against any other party with respect to this Agreement shall be instituted, only in the courts of the State of New York, located in New York County or the U.S. District Court for the Southern District of New York (and appellate courts from any of the foregoing) as the party instituting such suit, action or proceeding may in its sole discretion elect, (ii) consents and submits, for itself and its property, to the jurisdiction of such courts for the purpose of any such suit, action or proceeding instituted against it by any other party and (iii) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law;

(b) agrees that service of all writs, process and summonses in any suit, action or proceeding pursuant to Section 14.7(a) may be effected by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company or the applicable Shareholder, as the case may be, at the addresses for notices pursuant to Section 14.1 (with copies to such other Persons as specified therein); provided, however, that: (i) the Company agrees that the documents which start any proceedings and any other documents required to be served in relation to those proceedings may be served on it by being delivered to National Corporate Research, Ltd. or, if different, its registered office for the time being, and if such Person is not or ceases to be effectively appointed to accept service of process on behalf of the Company, the Company shall, appoint a further person in New York to accept service of process on its behalf and, failing such appointment within 30 days, the Shareholders jointly shall be entitled to appoint such a person by written notice addressed to the Company and delivered to the Company; provided, however, that a copy of any such documents shall in each instance be delivered to Shearman & Sterling LLP at its address and fax number set forth in Section 14.1; and (ii) nothing contained in this Section 14.7 shall affect the right of the Company or any Shareholder to serve process in any other manner permitted by law;

(c) (i) waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court specified in Section 14.7(a), (ii) waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and (iii) agrees not to plead or claim either of the foregoing;

(d) WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY; and

(e) to the extent it has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself, or its property, hereby irrevocably waives such immunity in respect of its obligations with respect to this Agreement.

14.8 SEVERABILITY. To the fullest extent permissible under applicable law, the parties hereto hereby waive any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect. Such parties further agree that any provision of this Agreement which, notwithstanding the preceding sentence, is rendered or held invalid, illegal or unenforceable in any respect in any jurisdiction shall be ineffective, but such ineffectiveness shall be limited as follows: (a) if such provision is rendered or held invalid, illegal or unenforceable in such jurisdiction only as to a particular Person or Persons or under any particular circumstance or circumstances, such provision shall be ineffective, but only in such jurisdiction and only with respect to such particular Person or Persons or under such particular circumstance or circumstances, as the case may be; (b) without limitation of clause (a), such provision shall in any event be ineffective only as to such jurisdiction and only to the extent of such invalidity, illegality or unenforceability, and such invalidity, illegality or unenforceability in such jurisdiction shall not render invalid, illegal or unenforceable such provision in any other jurisdiction; and (c) without limitation of clause (a) or (b), such ineffectiveness shall not render invalid, illegal or unenforceable this Agreement or any of the remaining provisions hereof.

14.9 NO PRESUMPTION. With regard to each and every term and condition of this Agreement, the parties hereto understand and agree that the same have or has been mutually negotiated, prepared and drafted, and if at any time the parties hereto desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement or any agreement or instrument subject hereto.

14.10 NO THIRD PARTY BENEFICIARY. Except for the Persons indemnified pursuant to Section 8(a) or 8(b), this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except that any nominee holding Class B Shares or New Preferred Shares beneficially for an Investor may enforce this Agreement as if it were the Class B Shareholder, provided, however, that (i) the name of any such nominee shall be previously disclosed to the Company in writing, and (ii) such nominee will have no investment discretion with respect to the Class B Shares or New Preferred Shares and such Investor will remain the beneficial owner of the Class B Shares or New Preferred Shares for all purposes.

14.11 NON-RECOURSE. No past, present or future director, officer, employee, incorporator, member, manager, partner, shareholder, Affiliate, agent, attorney, consultant, representative or principal of the Company or any Affiliate of the Company shall have any liability for any liabilities of the Company under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

14.12 SPECIFIC PERFORMANCE. Each of the parties hereto acknowledges that the others would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements set forth in this Agreement were not performed in accordance with its terms and therefore, each of the parties agrees that the others shall be entitled to specific performance, injunctive and other equitable relief in addition to any other remedy to which it may be entitled at law or in equity (without the necessity of proving the inadequacy as a remedy of money damages or the posting of a bond).

14.13 BUSINESS DAYS. If any date provided for in this Agreement shall fall on a day that is not a Business Day, the date provided for shall be deemed to refer to the next Business Day.

14.14 ELECTRONIC EXECUTION. Delivery of an executed counterpart of a signature page of this Agreement and any other Transaction Document by telecopy or electronic format (including pdf) shall be effective as delivery of a manually executed counterpart of this Agreement or other Transaction Document.

14.15 CAPTIONS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement, and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

[The next page is the signature page]

The parties have executed and delivered this Third Amended and Restated Registration Rights Agreement as of the date first written above.

AZUL S.A.

By:	/s/ Renato Covelo

	Name:	Renato Covelo
	Title:	Attorney-In-Fact

[Shareholder signature pages begin on the next page]

Fidelity Mt. Vernon Street Trust: Fidelity
Growth Company Fund

By:	/s/ Kenneth Robins

	Name:	Kenneth Robins
	Title:	Treasurer

Address:

Ball & Co
C/o Citibank N.A/Custody
IC&D Lock Box
P.O Box 7247-7057
Philadelphia, P.A 19170-7057
Account #: 206681
Email: fidelity.tpacd@citi.com
Fax number: 813-604-1415

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

Fidelity Securities Fund: Fidelity Blue Chip
Growth Fund

By:	/s/ Kenneth Robins

	Name:	Kenneth Robins
	Title:	Treasurer

Address:

Ball & Co
C/o Citibank N.A/Custody
IC&D Lock Box
P.O Box 7247-7057
Philadelphia, P.A 19170-7057
Account #: 849453
Email: fidelity.tpacd@citi.com
Fax number: 813-604-1415

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

WP — NEW AIR, LLC

By:	/s/ Therese Mrozek

	Name:	Therese Mrozek
	Title:	Authorized Signatory
Address:

c/o Weston Presidio
One Ferry Building, Suite 350
San Francisco, CA 94111-4226
Fax No.: (415) 398-0770
E-mail Address: tmrozek@westonpresidio.com
Attention: Therese Mrozek

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

AZUL HOLDCO LLC

By:	/s/ Aryeh Davis

Name:	Aryeh Davis
Title:	Authorized Signatory

Address:

Corporation Trust Center
1209 Orange Street
Wilmington, New Castle
Delaware 19801
Fax No.:
E-mail Address: aryeh@pequotcap.com
Attention: Aryeh Davis

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

MARACATU, LLC

By:	/s/ Daniel S. Peterson

	Name:	Daniel S. Peterson
	Title:	President

Address:

2825 East Cottonwood Parkway, Suite 400
Salt Lake City, UT 84121
Fax No.: (801) 365-0181
E-mail Address: dan@petersonpartnerslp.com
Attention: Daniel Peterson

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

GIF MERCURY LLC

By:	/s/ Luiz Henrique Fraga

	Name:	Luiz Henrique Fraga
	Title:	Officer
Address:
Gávea Investimentos Ltda.
Av. Ataulfo de Paiva, nº 1.100, 7º andar, Leblon
22440-035, Rio de Janeiro, RJ, Brasil
E-mail: emeyn@gaveainvest.com.br
Attention: Christopher Meyn with a copy to:

Gávea Investimentos Ltda.
Av. Ataulfo de Paiva, nº 1.100, 7º andar, Leblon
22440-035, Rio de Janeiro, RJ, Brasil
Attention: Luiz Henrique Fraga

GIF II FUNDO DE INVESTIMENTO EM PARTICIPAÇÕES

By:	/s/ Luiz Henrique Fraga

	Name:	Luiz Henrique Fraga
	Title:	Officer
Address:
Gávea Investimentos Ltda.
Av. Ataulfo de Paiva, nº 1.100, 7º andar, Leblon
22440-035, Rio de Janeiro, RJ, Brasil
E-mail: emeyn@gaveainvest.com.br
Attention: Christopher Meyn with a copy to:

Gávea Investimentos Ltda.
Av. Ataulfo de Paiva, nº 1.100, 7º andar, Leblon
22440-035, Rio de Janeiro, RJ, Brasil
Attention: Luiz Henrique Fraga

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

ZDBR LLC

By:	/s/ Kevin Cannon

	Name:	Kevin Cannon
	Title:	CEO of Manager

Address:

c/o Zweig-DiMenna Associates, Inc.
900 Third Avenue, 31st Floor
New York, NY 10022
Fax No.: (212) 451-1450
E-mail Address:
KCannon@zweig-dimenna.com
Attention: Kevin Cannon

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

CIA BOZANO

By:	/s/ Sergio Eraldo de Salles Pinto		/s/ Lucianne Nigri Finkelsztain

	Name:	SERGIO ERALDO DE SALLES PINTO	Lucianne Nigri Finkelsztain
	Title:	Presidente	Diretora

Address:

Rua Visconde de Ouro Preto nº 5 – 11 andar
Botafogo – Rio de Janeiro, RJ Brasil
CEP: 22250-180
Fax No.: (55) (21) 3237-9129

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

KADON EMPREENDIMENTOS S.A.

By:	/s/ Francisco José Teixeira Fernandes		/s/ Sergio Eraldo de Salles Pinto

	Name:	Francisco José Teixeira Fernandes	SERGIO ERALDO DE SALLES PINTO
	Title:	Diretor	Presidente
CPF 758.535.317-00

Address:

Rua Visconde de Ouro Preto nº 5 – 11 andar
Botafogo – Rio de Janeiro, RJ Brasil
CEP: 22250-180
Fax No.: (55) (21) 3237-9129
E-mail Address:	eraldo@bozano.com.br
lnigri@bozano.com.br

BOZANO HOLDINGS LTD.

By:	/s/ Sergio Eraldo de Salles Pinto

	Name:	SERGIO ERALDO DE SALLES PINTO
	Title:	Presidente

Address:

Rua Visconde de Ouro Preto nº 5 – 11 andar
Botafogo – Rio de Janeiro, RJ Brasil
CEP: 22250-180
Fax No.: (55) (21) 3237-9129
E-mail Address:	eraldo@bozano.com.br
lnigri@bozano.com.br

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

/s/ David Neeleman
DAVID NEELEMAN

Address:

Alameda Surubiju, nº 2.010/2.050, parte, Bloco A,
Alphaville, Centro Industrial e Empresarial,
Barueri, SP
Fax No.: (5511) 4134-9890
Attention: David Neeleman

/s/ Gianfranco Zioni Beting
GIANFRANCO ZIONI BETING

Address:

Rua Eliseu Visconti
188 - Morumbi
Fax No.: (5511) 3758-9076
Attention: Gianfranco Zioni Beting

/s/ Regis Da Silva Brito
REGIS DA SILVA BRITO

Address:

Rua Olinda Muller 1686
Taquara - RS
Fax No.: (51) 3541-5490
Attention: Regis Da Silva Brito

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

SALEB II FOUNDER 1 LLC

By:	/s/ John Rodgerson

	Name:	John Rodgerson
	Title:	Manager

Address:

Corporation Trust Center
1209 Orange Street
Wilmington, New Castle
Delaware 19801
Fax No.: (11) 4134-9890
Attention: David Neeleman

SALEB II FOUNDER 2 LLC

By:	/s/ Gerald B. Lee

	Name:	GERALD B. LEE
	Title:	Manager

Address:

Corporation Trust Center
1209 Orange Street
Wilmington, New Castle
Delaware 19801
Fax No.: (11) 4134-9890
Attention: Gerald B. Lee

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

SALEB II FOUNDER 3 LLC

By:	/s/ John Rodgerson

	Name:	John Rodgerson
	Title:	Manager

Address:

Corporation Trust Center
1209 Orange Street
Wilmington, New Castle
Delaware 19801
Fax No.: (11) 4134-9890
Attention: Thomas Eugene Kelly

SALEB II FOUNDER 4 LLC

By:	/s/ John Rodgerson

	Name:	John Rodgerson
	Title:	Manager

Address:

Corporation Trust Center
1209 Orange Street
Wilmington, New Castle
Delaware 19801
Fax No.: (206) 361-7290
Attention: Tom Anderson

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

SALEB II FOUNDER 5 LLC

By:	/s/ John Rodgerson

	Name:	John Rodgerson
	Title:	Manager

Address:

Corporation Trust Center
1209 Orange Street
Wilmington, New Castle
Delaware 19801
Fax No.: (718) 709-3600
Attention: Carol Elizabeth Archer

SALEB II FOUNDER 6 LLC

By:	/s/ John Rodgerson

	Name:	John Rodgerson
	Title:	Manager

Address:

Corporation Trust Center
1209 Orange Street
Wilmington, New Castle
Delaware 19801
Fax No.: (801) 770-3090
Attention: Cindy England

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

SALEB II FOUNDER 7 LLC

By:	/s/ John Rodgerson

	Name:	John Rodgerson
	Title:	Manager
Address:

Corporation Trust Center
1209 Orange Street
Wilmington, New Castle
Delaware 19801
Fax No.: (301) 279-9728
Attention: Robert Land

SALEB II FOUNDER 8 LLC

By:	/s/ John Rodgerson

	Name:	John Rodgerson
	Title:	Manager

Address:

Corporation Trust Center
1209 Orange Street
Wilmington, New Castle
Delaware 19801
Fax No.: (44) 1428-685965
Attention: Robert Milton

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

SALEB II FOUNDER 9 LLC

By:	/s/ John Rodgerson

	Name:	John Rodgerson
	Title:	Manager

Address:

Corporation Trust Center
1209 Orange Street
Wilmington, New Castle
Delaware 19801
Fax No.: (801) 363-4968
Attention: Mark Neeleman

SALEB II FOUNDER 10 LLC

By:	/s/ Marlon Yahir Ramirez

	Name:	Marlon Yahir Ramirez
	Title:	Manager

Address:

Corporation Trust Center
1209 Orange Street
Wilmington, New Castle
Delaware 19801
Fax No.: (801) 990-3097
Attention: Marlon Ramirez

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

SALEB II FOUNDER 11 LLC

By:	/s/ John Rodgerson

	Name:	John Rodgerson
	Title:	Manager
Address:

Corporation Trust Center
1209 Orange Street
Wilmington, New Castle
Delaware 19801
Fax No.: (11) 4134-9890
Attention: John Rodgerson

SALEB II FOUNDER 12 LLC

By:	/s/ John Rodgerson

	Name:	John Rodgerson
	Title:	Manager
Address:

Corporation Trust Center
1209 Orange Street
Wilmington, New Castle
Delaware 19801
Fax No.: (203) 966-2740
Attention: Maximilian Urbahn

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

SALEB II FOUNDER 13 LLC

By:	/s/ John Rodgerson

	Name:	John Rodgerson
	Title:	Manager

Address:

Corporation Trust Center
1209 Orange Street
Wilmington, New Castle
Delaware 19801
Fax No.: (801) 365-0181
Attention: Joel Peterson

SALEB II FOUNDER 14 LLC

By:	/s/ John Rodgerson

	Name:	John Rodgerson
	Title:	Manager
Address:

Corporation Trust Center
1209 Orange Street
Wilmington, New Castle
Delaware 19801
Fax No.: (11) 4134-9890
Attention: Amir Nasruddin

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

SALEB II FOUNDER 15 LLC

By:	/s/ John Rodgerson

	Name:	John Rodgerson
	Title:	Manager

Address:

Corporation Trust Center
1209 Orange Street
Wilmington, New Castle
Delaware 19801
Fax No.: (11) 4134-9890
Attention: Jason Ward

SALEB II FOUNDER 16 LLC

By:	/s/ John Rodgerson

	Name:	John Rodgerson
	Title:	Manager

Address:

Corporation Trust Center
1209 Orange Street
Wilmington, New Castle
Delaware 19801
Fax No.: (11) 4134-9890
Attention: John Daly

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

JJL BRAZIL, LLC

By:	/s/ James J. Liautaud

	Name:	JAMES J LIAUTAUD
	Title:	MANAGER

Address:

2212 Fox Drive
Champaign, IL 61820
Fax No.: (217) 359-2956
E-mail Address:
Attention: Nic Mueth

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

MORRIS AZUL, LLC

By:	/s/ June M. Morris

	Name:	JUNE M. MORRIS
	Title:	MANAGER

Address:

4277 Park Terrace Drive
Salt Lake City, UT 84124
Fax No.: (801) 273-7734
E-mail Address:

Attention:	June M. Morris
G. Mitchell Morris

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

/s/ Miguel Dau
MIGUEL DAU

Address:

Corporation Trust Center
1209 Orange Street
Wilmington, New Castle
Delaware 19801
Fax No.: (11) 4134-9890
Attention: Miguel Dau

/s/ João Carlos Fernandes
JOÃO CARLOS FERNANDES

Address:

Alameda Rosas, 231
Norada das Flores
Aldeia da Serra, Santana do Parnaiba
São Paulo
Fax No.:
Attention: João Carlos Fernandes

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

STAR SABIA LLC

By:	/s/ Ronald Cami

	Name:	Ronald Cami
	Title:	Vice President & Secretary

Address:

c/o TPG Capital, L.P.
301 Commerce Street, Suite 3300
Fort Worth, TX 76102
Fax No.: (817) 871-4001
Attention: General Counsel

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

/s/ Carolyn Trabuco
CAROLYN TRABUCO

Address:

221 Sherwood Farm Rd
Fairfield, CT 06824 USA
Fax No.: 203-255-6509
Attention: John Rodgerson

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

/s/ Sergio Eraldo Sales Pinto
SERGIO ERALDO SALES PINTO

Address:

Rua Visconde de Ouro Preto nº 5 – 11 andar
Botafogo – Rio de Janeiro, RJ Brasil
CEP: 22250-180
Fax No.: (55) (21) 3237-9129
E-mail Address: eraldo@bozano.com.br

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]

TRIP PARTICIPAÇÕES S.A.

By:	/s/ Renan Chieppe	By:	/s/ Jose Mario Caprioli Santos
Name:	Renan Chieppe	Name:	JOSE MARIO CAPRIOLI SANTOS
Title:	DIRECTOR	Title:

Address:

Rodovia BR 262, Km 05, Campo Grande, CEP 29145-901
Cidade de Cariacica, Estado do Espírito Santo, Brasil
E-mail address: ricardov@aguiabranca.com.br

TRIP INVESTIMENTOS LTDA.

By:	/s/ Renan Chieppe	By:	/s/ Jose Mario Caprioli Santos
Name:	Renan Chieppe	Name:	JOSE MARIO CAPRIOLI SANTOS
Title:	DIRECTOR	Title:

Address:

Rodovia BR 262, Km 05, Campo Grande, CEP 29145-901
Cidade de Cariacica, Estado do Espírito Santo, Brasil
E-mail address: ricardov@aguiabranca.com.br

RIO NOVO LOCAÇÕES LTDA.

By:	/s/ Nilton Chieppe	By:	/s/ Decio Luiz Chieppe
Name:	Nilton Chieppe	Name:	Decio Luiz Chieppe
Title:	DIRECTOR	Title:	Director

Address:

Rodovia BR 262, Km 05, Campo Grande, CEP 29145-901
Cidade de Cariacica, Estado do Espírito Santo, Brasil
E-mail address: ricardov@aguiabranca.com.br

[Shareholder Signature Page to Third Amended and Restated Registration Rights Agreement]